Munder Internet Fund

Class A, B, C, K, R & Y Shares

Munder Technology Fund

Class A, B, C & Y Shares

Supplement Dated November 25, 2008

to Prospectuses Dated October 31, 2008

Investors are advised that Jonathan R. Woodley is no longer a member of the portfolio management team responsible for managing the Munder Internet Fund and the Munder Technology Fund. All references to Mr. Woodley contained in the Prospectuses are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE